UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): February 18, 2022 (February 15, 2022)

HEARTLAND MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41152	86-2016556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3282 Northside Pkwy, Suite 275, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (470) 355-1944
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	HMA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	HMA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Shawn Pack as Chief Financial Officer

On February 15, 2022, the Board of Directors (the “Board”) of Heartland Media Acquisition Corp. (the “Company”) appointed Shawn Pack as the Company’s Chief Financial Officer. Ms. Pack will serve as the Company’s principal financial officer and principal accounting officer.

Prior to joining the Company, Ms. Pack, 52, served as the Chief Financial Officer of the non-profit media company, AETC, Inc. (WABE), a position she held since October 2021, where she was responsible for planning, developing and implementing key financial initiatives as well as ensuring compliance with industry requirements. Prior to that, she worked for over 20 years at Cox Enterprises, most recently as Vice President of Business Operations of Cox Media Group, a position she held starting in December 2013. Ms. Pack received a BBA in Accounting from Augusta University.

In connection with her appointment as Chief Financial Officer of the Company, Ms. Pack will enter into a joinder to the letter agreement, which was filed by the Company as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 25, 2022, as well as an indemnity agreement with the Company, which is in substantially the same form as that entered into with the other executive officers and directors of the Company filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (File No. 333-261374), initially filed with the U.S. Securities and Exchange Commission on November 26, 2021, as amended, each of which are incorporated herein by reference. In addition, Ms. Pack will hold an ownership interest in Heartland Sponsor LLC, the sponsor of the Company, as a result of which she will hold an indirect interest in certain securities of the Company held of record by the sponsor.

There are no other arrangements or understandings pursuant to which Ms. Pack was appointed Chief Financial Officer. There are no family relationships between Ms. Pack and any director or executive officer of the Company, and Ms. Pack is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND MEDIA ACQUISITION CORP.

Date: February 18, 2022	By:	/s/ Robert S. Prather, Jr.
	Name:	Robert S. Prather, Jr.
	Title:	Chief Executive Officer